CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 32

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 32 (“Amendment No. 32”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005, as amended from time to time (the “GTA”) and the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005, as amended from time to time (the "SBP") and now desire to again amend the SBP.

B.
The Parties have expressed a mutual interest in pursuing the developing and qualification of a new material that will be purchased by Spirit from [*****] and used to perform its contracts with Boeing. The purpose of this activity is to reduce Spirit’s manufacturing costs and support shipset cost reduction between Boeing and Spirit.

C.	This Amendment No. 32 updates SBP Section 12.8 “Supply Chain Integration”.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
1 of 6

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	The SBP is hereby amended by deleting the existing SBP Table of Amendments Page 5 in its entirety and replacing it with a new Table of Amendments Page 5, attached hereto as Exhibit 1.

2.	SBP Section 12.8 “Supply Chain Integration” is deleted in its entirety and replaced with a new SBP Section 12.8, attached hereto as Exhibit 2.

3.
Entire Agreement. Except as otherwise indicated in this Amendment No. 32, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 32. This Amendment No. 32 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 32, and this Amendment No. 32 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 32, whether written or oral. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 32.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 32 as of the last date of execution set forth below.

The Boeing Company                 Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes
By:     /s/Helena Langowski            By:    /s/Ryan Grant
Name:    Helena Langowski                Name:    Ryan Grant
Title:     Contracts Procurement Agent        Title:    Sr. Contract Specialist I

Date:    April 15, 2020                Date:    ___________________

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
2 of 6

SBP BCA-MS-65530-0019, Amendment No. 32 Exhibit 1

AMENDMENTS

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
3 of 6

Number 30 31 32
Description

Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Section 7.2.1 and SBP Attachments 1 and 2

Configuration Control
Updated SBP Section 21
Added new Section 21.1 Boeing Authorization

Supply Chain Integration
Updated SBP Section 12.8
Added new Section 12.8.8 [*****]
	Date 8/12/19 9/25/19 4/15/20	Approval H. Langowski R. Grant H. Langowski E. Bosler H. Langowski R. Grant

SBP BCA-MS-65530-0019, Amendment No. 32 Exhibit 2

12.8 Supply Chain Integration

12.8.1 Boeing Furnished Material; Bonded Stores Requirements

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
4 of 6

Material, including but not limited to raw material, standards, detail components, systems components and major assemblies, furnished to Spirit by Boeing (“Boeing Furnished Material”) shall be administered in accordance with and subject to the provisions of SBP Attachment 20 “Bonded Stores Requirements”.
Spirit and Boeing shall cooperate in the development of processes for the efficient management of Boeing Furnished Material. Spirit shall provide notice to Boeing and to the sources of Boeing Furnished Material of the required on-dock dates for all such material. Boeing and Spirit shall work together to establish reasonable lead times to permit Spirit to provide such sources with sufficient time to provide the material. Spirit and Boeing shall work together in good faith to implement a scheduling and ordering method that aligns Boeing Furnished Material delivery with the planned day of consumption as reflected in Spirit’s and its sub-tiers’ internal master schedules. Furthermore, Spirit and Boeing shall work together to establish a mutually agreeable supply chain extract from Spirit’s SAP (or equivalent) system for Boeing Furnished Material data. Spirit shall notify Boeing, as necessary, in the event of schedule conflicts between Spirit and Boeing sources of Boeing Furnished Material. All Boeing Furnished Material shall be provided to Spirit FOB [Spirit designated facility]

12.8.2 Procurement from Boeing or Its Service Providers
Boeing may at any time identify products or services, to be incorporated into the Products that Spirit may procure from Boeing (or its designated service providers who will act on behalf of Boeing).

12.8.3 Third Party Pricing
Boeing may at any time identify products or services, to be incorporated into the Products, for which Boeing has established a contract that allows Spirit to purchase directly from Boeing’s subcontractor under the terms of Boeing’s subcontract (“Third Party Price Contract”). Pricing for products under a Third Party Price Contract is only available for Products to be delivered under this SBP. Notwithstanding the foregoing, Spirit is free to negotiate and enter into contracts with any such subcontractor or any other Person.

12.8.4 Agency
From time to time, Boeing may require Spirit to act as Boeing’s agent with respect to certain contracts Boeing has with other suppliers. Details of this agency agreement shall be defined and documented as necessary and mutually agreed.
If required by the agency agreement, Boeing shall reimburse Spirit for the Boeing subcontracted price of such products. Boeing shall make no additional payment to Spirit for acting as Boeing’s agent.

12.8.5 Acceptance of Assignment, Novation, or Agency for Products within Spirit’s Work Statement
Boeing may at any time identify raw materials and finished parts, used in the manufacture of the Products, for which Boeing has subcontracted with other suppliers. Boeing may at any time request Spirit’s consent to assign or novate to Spirit all or part of Boeing’s subcontracts with such suppliers or designate Spirit as Boeing’s agent. Spirit may, in its sole discretion, accept any such assignment, novation or agency when requested by Boeing on such terms as the Parties may agree.

12.8.6 Partner Managed Inventory De-Implementation

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
5 of 6

The Parties hereby agree to transfer procurement responsibility for certain Partner Managed Inventory (“PMI”) parts from Boeing to Spirit as set forth in SBP Attachment 31 “Partner Managed Inventory De-Implementation”.

12.8.7    787 In-House Composite Tape Slitting
Boeing will qualify Spirit for 787 in-house tape slitting for composite material used on Products listed in Attachment 1 subject to the following conditions:
A. Spirit will be qualified for composite tape slitting in accordance with Boeing Specification Support Standards [*****] and [*****] and will be listed in the Qualified Parts List (QPL). Boeing will limit the qualification use to 787 Section 41 statement of work. Any other use of the qualification will need prior Boeing approval.
B. Boeing will allocate internal Boeing Research & Technology (BR&T) resources for up to [*****] in support of Spirit’s qualification. Any activity beyond this [*****] will be the responsibility of Spirit. Prior to exceeding [*****], Boeing will notify Spirit and collectively work to a mutually agreed-to plan, including schedule and compensation, for any [*****] exceeding the [*****] baseline.
C. Boeing will assist with the new [*****] material qualification with [*****]. Spirit will be responsible for any [*****] master roll to parent roll qualification expenses incurred by Spirit.
D. Spirit will be responsible for any of Spirit’s lost capital investment if qualification is not achieved.
E. Spirit will be responsible for direct coordination with [*****] on [*****] material pricing for materials purchased by Spirit.

12.8.8 [*****]

Boeing, Spirit, and [*****] will work together to test and implement a new, [*****] to be designated either [*****] or [*****]. This [*****] will be applied [*****] as a replacement for the currently used [*****] and subsequently applied [*****]. Spirit shall not use these [*****] or [*****] that Boeing qualifies for any purpose other than performing its contracts with Boeing. This is a cost reduction activity under section 7.5.1 Total Cost Management of the SBP.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 32                Boeing Initials: HL Spirit Initials:_____
6 of 6